UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8544

FPA FUNDS TRUST’S FPA CRESCENT FUND
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	DECEMBER 31

Date of reporting period:	DECEMBER 31, 2011

Item 1. Report to Stockholders.

Annual Report

Distributor:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

IMPORTANT REMINDER:

Effective as of the close of business on November 4, 2011, UMB Fund Services, Inc. (UMBFS) officially replaced Boston Financial Data Services as the transfer agent for the FPA Funds. While many of the services UMBFS provides take place behind the scenes, we believe that changing providers will result in lower overall costs to the Funds while providing greater reporting and online capabilities. We hope that this change further enhances your experience with the FPA Funds. Please refer to the back cover of this report for the new contact information.

December 31, 2011

FPA Crescent Fund

LETTER TO SHAREHOLDERS

Dear Shareholders:

Overview

Crescent returned 3.0% in 2011. Although not a spectacular number, it does compare favorably to the broader U.S. stock market averages, since the S&P 500 and Russell 3000 returned 2.1% and 1.0%, respectively. As the European headlines would suggest, market performance of countries on that continent fared far worse, with a prominent European index declining 13.1%.1 What's surprising to many is that the bourses in all the higher growth BRIC economies performed worse still.2 At the beginning of 2011, it would have been easy to opine that China's economy would grow faster than any developed economy in the Eurozone. It is estimated that China's GDP grew at 9.1%, far outstripping the Eurozone's 1.4%.3 However, if you had made the further assumption that the Chinese stock market would similarly outperform, you would have been mistaken. The Chinese market declined 20.2%.4 Hopefully, this will put to rest (again) the idea that faster growth means better returns.5 At the end of 2010, the BRIC markets traded at 13.1x trailing twelve month earnings, 16% more expensive than the Euro Stoxx 50 index's 11.3x P/E.6 Valuation makes a difference (Side note: The BRIC index ended 2011 about 19% cheaper than the Euro Stoxx 50, and at a 37% discount to the S&P 5006).

In 2011, we made money across the portfolio — in the long and short equity investments, the corporate bond book (that continued to shrink), and in the mortgage whole loan portfolio. The top individual contributors and detractors from our quarterly and annual performance are as follows:

Winners		Losers
Q4	2011	Q4	2011
CVS	CVS	Thermo Fisher Scientific	Hewlett-Packard

Omnicare	Omnicare	Henkel AG	Owens-Illinois

Occidental Petroleum	Wal-Mart Stores	Transocean	Apache

In 2011, our two best-performing securities, pharmacy companies CVS (retail) and Omnicare (institutional), benefited from company-specific circumstances rather than from industry developments. Each contributed approximately 1.0% to the Fund's annual return.7 Hewlett-Packard (HPQ) was our worst-performing security, reducing our return by 0.6%. We discuss HP in the Investment section. The other underperforming securities were — unlike CVS and Omnicare — more economically vulnerable, with greater operating leverage and, in the case of Owens-Illinois, an additional dollop of financial leverage.

You will note that we have great conviction in our lack of conviction. Investors continue to tread cautiously amid an uncertain global economic environment. Although conservatively postured, we believe investors should have equity exposure, particularly when today's hazy business prospects cloud the view of a better future. Our mental gymnastics matter less if one maintains a long-term viewpoint and continues to focus on buying good businesses at reasonable prices.

1  Bloomberg data for the Euro Stoxx 50, a diversified index. Calculation based on local currency.

2  The BRIC countries are Brazil, Russia, India, and China.

3  Data from Bloomberg.

4  Shanghai SE Composite based on local currency.

5  Growth defined as a country's increase in GDP or a corporation's jump in revenues or earnings.

6  Bloomberg P/E data, predicated on trailing twelve month earnings.

7  CVS and Omnicare contributed 1.0% and 0.9%, respectively.

Economy

The most widely used measure for the economy is GDP, and we therefore use it in our economic discussions for the same purpose. However, it's important to appreciate its flaws, especially those listed below:

•  GDP measures revenue, but the focus should be on a host of variables, including income, return on capital, and employment.

•  GDP can be bought. The government prints money and gives it to someone who ostensibly needs it. That individual spends it and GDP rises. Therefore, the more money the government prints, the faster the economy grows (nominally, anyway).

•  Not everything that reduces GDP is bad for the economy. For example, cancer treatments and services cost $264 billion a year in the United States.8 Those costs represent someone else's sales (e.g., hospitals, HMOs, drug companies) and contribute to GDP. If we found a cure for cancer, GDP would then be negatively impacted. Yet how could one argue that curing cancer would be bad for the economy?

We are not suggesting there's a superior measure to GDP, just that economic discussions should take into account the limitations of the metrics at hand. Though anemic, 2011 showed a continuation of the economic recovery, but GDP sits just 0.2% higher (adjusted for inflation) than the 2007 peak.9 We continue to have difficulty figuring out how current U.S. economic weakness will be transformed into a place of significantly lower unemployment and strong economic growth. We do believe that we will once again have faith in our economy — some day, anyway, and most likely after further discomfort. Great change only comes from great challenge. What has occurred thus far doesn't seem to have pushed enough people close enough to the edge to trigger that change. We thus expect continued economic struggles. At best, we see muddling through slow/negligible real growth.

The problem we see is that U.S. policy depends far too much on popular sentiment to run effectively. The majority tends to prefer the best for today at the expense of tomorrow, i.e. short-term gain for long-term pain. Someone needs to be the adult here and say, "enough already," à la Paul Volcker's hard line in the early 1980s. The majority of our government officials worry that pushing for tough, but appropriate, resolutions might cost them their jobs, as well as the influence, income, and bright lights that come with them.

Maybe they recognize the need to hang onto the jobs they have, especially amid today's grim employment market. Indeed, an estimated 8.6 million people lost their jobs in the most recent recession, and this tepid recovery has created just 2.8 million jobs since — leaving us 5.8 million jobs short of 2007's pre-recession peak.10 We feel, though, that there's too much focus on the quantity of jobs, and not enough attention paid to their quality. Since not all jobs are created equal, looking at jobs numbers creates an oversimplified view. If a General Motors worker lost his job working on the assembly line, then finds work delivering pizza, the change is neutral as far as the unemployment data are concerned. However, he might earn just the federal minimum wage. At $7.25/hour, that's a far cry from the more than $70/hour (including benefits) he could have been earning at GM.11 We have had similar, if not as dramatic, negative shifts throughout the nation — a trend that places additional pressure on

8  In 2010, the American Cancer Society estimated the overall annual cost of cancer was $263.8 billion. http://www.cancer.org/Cancer/CancerBasics/economic-impact-of-cancer.

9  David J. Lynch, "The Hollow Recovery," Bloomberg Markets, January 2012, p 32.

10  U.S. Bureau of Labor Statistics. Job losses calculated from pre-recession peak in November 2007 through the trough in December 2009. The number of jobs regained is net of losses from January 2010 through December 2011.

11  The Heritage Foundation. http://www.heritage.org/research/reports/2008/12/uaw-workers-actually-cost-the-big-three-automakers-70-an-hour.

our economy. The UAW worker is an extreme example, but as Paul Osterman, an economist at M.I.T.'s Sloan School of Management, noted in the book Good Jobs America: Making Work Better for Everyone:

Careful studies of worker displacement show that when people are laid off from previously stable employment, they take a wage hit — if they are lucky enough to find work — of over 20%, and this gap persists for decades after the job loss. Americans feel that these risks have grown: Successive national surveys show a long-term upward trend in perceived risk of job loss, a trend that remains even after removing the effects of the business cycle and changes in the demographic composition of the workforce.12

Given the insufficient creation of high-paying jobs, what little economic growth there has been has come more from productivity than from the top line (i.e., revenues). That's pushed up corporate profit margins to an all-time high (since 1980), as reflected in the following BCA Research chart. With margins now at least 50% above average for that period, it's reasonable to opine that the future holds more margin downside than upside — and that would add further pressure to the economy.

If it wasn't for Europe's difficulties, the markets would be a lot better. But that's like saying, "If I could bat .400 against major league pitchers, I could play for the Dodgers." A fractured Eurozone continues to stifle growth, not just in the underlying domestic economies, but in those of their trading partners as well. We don't see how the Euro survives as a currency without merging monetary and fiscal fiefdoms, a step that would require nations to willingly surrender some of their sovereignty to wealthier neighbors. Such a step would, for the first time, give outsiders the power to influence domestic spending in the weaker nations. We suspect circumstances would have to worsen considerably for that to happen. German sensibility dictates operating with more long-range thinking than other EU countries. For example, Germany placed limits on wage growth, causing labor costs to grow more slowly, thereby enhancing productivity. This has contributed to their stronger GDP growth and better economic circumstances today. The short-range thinking of others — Italy for example — has produced weaker economies. Such different mindsets will certainly keep Italians from freely ceding control to the Germans, but necessity may nevertheless become the mother of invention. We'd wager that Germany's more prudent economic policies will create higher real net worth for German citizens in the future, particularly if Italian per capita net worth gets recalculated in Lira.

The notion that we might be able to save our way to prosperity is misguided. The combination of cautious saving, cutting spending indiscriminately, and raising taxes has never driven growth, and it won't now. In fact, it could do quite the opposite. However, the proposals coming out of Washington and various States suggest that policy makers don't see the danger of this triple threat. We want to see more investments in technology, education, and infrastructure, and less spending on improvident earmarks like snowmaking in Minnesota or adding another

12  Paul Osterman and Beth Shulman, Good Jobs America: Making Work Better for Everyone
(Russell Sage Foundation, 2011), p 2.

racetrack in North Carolina. We want to see the average age for Social Security benefits raised and uneconomic government pension benefits reduced. And, we want to see our legislators tread carefully when considering tax increases. Corporations can move offshore, as a number of companies in our portfolio have (e.g., Ensco International, Covidien, with Aon expected to move in 2012). States with higher taxes tend to lose corporations and high-income individuals to lower-cost states (e.g., California to Nevada), and create a disincentive for potential new entrants to the state. We'd like to see more corporations establish headquarters here in California, rather than the net exodus we've seen. Unfortunately, higher-paying jobs are currently departing, and what little job creation there has been is coming in the form of lower-paying work.

It is difficult to position a portfolio when one thinks that current deflationary pressures could one day give way to significantly higher levels of inflation. We are ill-equipped to answer the questions, "how much?" and "when?" John Mauldin summed it up well in one of his weekly letters:

Inflation is not being generated because the expectation of inflation remains low, and because there is still overcapacity and over-indebtedness in the private and public sectors. Continued monetary easing could (and will) lead to a substantial monetary overhang that could, if the public loses trust in money, lead to an inflationary bubble. Some argue that inflation is unlikely because of the oversupply of labor and continued competition from new market entrants like China. Certainly we may see continued pressure on wages because of globalization, although the longer low growth persists in the West, the more likely it is that Western governments will resort to increased protectionism, leading to upward pressure on prices.

An inconclusive resolution to the inflation/deflation debate keeps us from tilting our portfolio either one way or the other. In the inflation outcome, our stocks should do well (at least nominally), but not as well as a portfolio committed to commodities. Should deflation come to pass, stocks will likely perform badly, but in that event, our substantial cash stake will allow for deployment at lower asset prices.

We have gone back and forth on the deflation and inflation argument, and since falling in one camp versus another would dictate how one positions a portfolio, we thought we'd share our less-than-conclusive thought process.

Arguments for deflation:

•  We haven't seen much inflation, therefore we won't. Other than the price increases seen in energy and agriculture, there really hasn't been much inflation. In fact, higher fuel and food costs crowd out inflation elsewhere. What's more, we saw very little inflation when Greenspan brought interest rates down dramatically in the early part of the last decade while, at the same time, hundreds of billions of dollars of equity pulled from homes — via refinancing and home equity loans — and found its way into the economy. So now, without those forces, it won't take much for deflation to take hold.

•  China's economy rolls over. Commodity prices subsequently decline as the largest buyer of raw materials reduces demand.

•  Low interest rates. For individuals dependent on a fixed income from their investments, today's low interest rates necessitate a larger portfolio to achieve the same level of income. This means less spending and more saving — Keynes' paradox of thrift. Low interest rates also carry with them the hope of stimulating the economy through more corporate and personal borrowing, but corporations already hold historically high levels of cash, and individuals either don't wish to borrow or don't qualify.

•  Excess capacity. The industrial capacity utilization rate stands at 78.1%, still 2.3 percentage points below its long-run average (1972-2010).13

13  http://www.federalreserve.gov/releases/g17/current/.

•  Weak economy. Even with the unprecedented injection of liquidity, U.S. economic growth is punk. In retrospect, a lag seems understandable since the financial system wasn't built to successfully deploy such a staggering sum of capital. Expectations that the almost $3 trillion increase in the money supply would be put to work right away were almost certainly too optimistic.14 In the short term, interest rates went lower, but velocity declined, contributing to the feeble recovery. Looking at the size of an economic recovery in the context of the size of its preceding decline, this recovery is the worst since 1933, as depicted in the bar chart below.

The fact remains that this recovery continues to be far weaker than expected. As we've oft discussed, you can't force people to borrow, particularly if they expect to earn less in the future, as the University of Michigan consumer survey recently found.15

Arguments for inflation:

•  Quantitative easing. QE is like a drug with a bad long-term side effect. You can feel good over the short-term, only to suffer from a host of maladies that hit you later — not the least of which is a fear that the value of fiat currencies will erode.

•  Money supply (MZM) velocity increases. That is, the $3 trillion increase in the money supply referenced above gets put to work.

14  St. Louis Federal Reserve.

15  Thomson Reuters/University of Michigan, "Surveys of Consumers," December 22, 2011.

Cartoon by Paresh Nath. Used under license.

•  China demand continues. We have read and seen pictures of vacant Chinese cities, and job creation has not been keeping pace with the influx of rural citizens into urban areas. But at the end of the day, China is the world's largest creditor nation, with $3.2 trillion in foreign exchange reserves.16 If necessary, that cash could be pressed into service to buy China both jobs and time. The government could build a whole city, tear it down, and then do it again if it so desired. That wouldn't be the highest and best use of capital, but it would give the economy time to grow into the infrastructure that's been built. We don't suggest that China cannot stumble. It can — even severely. We just find ourselves incapable of making such a wager one way or another.

•  Value-added tax. There has been talk of its introduction, which would be inflationary, at the margin.

•  Protectionism. U.S. reacts to the artificially low currencies of some of our large trading partners by putting in place inflation-inducing protectionist policies.

•  Economic growth. Longer term, the global economy will grow, and demand for homes, autos and other goods and services will increase, absorbing excess capacity.

After all the back and forth, we still fall into the camp that believes there will eventually be inflation, largely because of the unprecedented liquidity creation noted in our arguments for inflation. However, that doesn't mean that deflationary pressure won't rule the roost for the foreseeable future.

Our uncertainty sometimes leads us to look to others for guidance — especially to those (such as the parties named below) who should know better than us what's happening to the economy. Unfortunately, each of the following declarations about how well the economic recovery was proceeding has proven too optimistic.

"I do see green shoots."

Ben Bernanke, Federal Reserve Chairman, interview on "60 Minutes," March 15, 2009.

"Administration Kicks Off 'Recovery Summer' with Groundbreakings and Events Across the Country."

White House press release, June 17, 2010.

"Welcome to the Recovery"

Timothy Geithner, Op-Ed piece in the New York Times, August 3, 2010.

"2010... a year of transformation for the world."

Dominique Strauss-Kahn, then-managing director of the International Monetary Fund, from an address at the Asian Financial Forum, January 20, 2010.

We don't proffer a better ability to divine the future, but we do suggest that you resist putting too much confidence in what you read about the economy (here or anywhere else). We think the market is unlikely to experience a decline similar to that of 2008-09, if for no other reason than that people now view the world more fearfully than they did during the more sanguine pre-2008 period. Once one climbs a wall of worry, there isn't as far to fall—an oxymoron, but consistent with our view that there's less to fear when there's fear. After considering all of the above and more, we still let price be our guide. If an investment discounts the present, allowing for a host of negative outcomes, you will see more equity exposure as our expected risk-adjusted return should be good. If a prospective investment discounts the future and hereafter, you will see more cash.

16  http://www.chinability.com/Reserves.htm.

Investments

We find investing especially challenging today — not that it's ever been easy. We feel like we are forced to bet on policy, and how does one do that? Particularly when we believe we are betting that too many of the wrong people will make the right decisions. We feel a little like explorers, blazing new trails, learning about the new world we've come upon, charting a different path with new information, all while trying to avoid being scalped. We continue to seek the best path, even if it's new, to both protect your capital (first) and to provide a return on it (second). It's as the Scottish missionary and explorer David Livingstone once declared: "I am prepared to go anywhere, provided it be forward." Along the way though, we sometimes feel a bit like Daniel Boone, who said, "I have never been lost, but I will admit to being confused for several weeks." We're left with the hope that selfish and uneducated views coalesce somehow to form appropriate policy. But we're not seeing it, so we maintain our cautious positioning, with net exposure to risk assets at 70.5%, which includes 5.0% of corporate bonds that are largely lower risk. As a result, we are not positioned for the world being great, and our performance will lag should that prove the case. We continue prudently, however, aware that the metaphor of 'kicking the can down the road' is misleading because it implies a problem of a constant proportion instead of what we see as more of a snowball, rolling downhill and gathering momentum and size with each advancing yard. Volatility is our friend. We anticipate more of it, and will commit capital accordingly.

Consider the argument made at the beginning of this letter — that one company's faster earnings growth does not necessarily mean that its stock will outperform a business whose earnings grow more slowly. In fact, we would argue that one can successfully invest in a shrinking business, even one that ultimately disappears, as long as that company, 1) generates free cash flow, 2) has a shareholder-friendly management team that's returning that excess capital to its shareholders, and 3) was purchased at a price that takes into account the company's ultimate net present value and deteriorating prospects, and still allows for an attractive return. It's not that we seek such investments, but we do occasionally find and profit from them. Wang Laboratories, the now defunct manufacturer of mainframe computers, comes to mind as one such investment. However, there are others that can become value traps. We erred in making one such investment in 2011.

Hewlett Packard

We purchased a small position in Hewlett Packard (HPQ) as part of a tech basket in 2011. Although the tech basket performed reasonably well, HPQ was a mistake — not just because we have lost money thus far, but also because we allowed rationalization to creep into our process. We established a small, toehold position at an average price just over $40, believing that the P/E was just 8x, that the printing business was an annuity, and that the services business had sustainable cash flow at current (or better) levels. Subsequent research revealed that neither business was as resilient as we thought. Instead of selling our stake at that time, though, we argued that the stock price remained cheap enough to stay in the basket. We were wrong. HPQ management made a series of reckless decisions, including a multi-billion dilutive acquisition; a publicly announced commitment to WebOS that was retracted within a month; and declaring their intention to sell their PC business without having a buyer lined up (leaving customers to worry about who would stand behind the products in the future, and undermining sales efforts aimed at IT departments).

Nevertheless, we do not believe Hewlett Packard is a Wang Laboratories. The stock ultimately declined to $21.50, but we added to our position at lower prices, and the stock increased to $25.76 at year-end.

We are mindful that when a big asset bubble finally bursts, the ramifications are large, and the time to resolution is usually long. Take housing for example. The drinking binge of easy money has created a five year hangover, and counting. The housing market remains weak, but does seem to be bumping along a bottom. We have made a number of investments exposed to the housing sector, e.g., Lowes, mortgage whole loans, and some small bank positions.

On the emerging economies front, economic growth has been reasonably good, but the performance of their respective bourses has not (they declined far more than their U.S. counterparts). It's ironic that our debtor nation is still viewed as a safe haven, while the creditor nations are viewed as more risky. We suspect that such accepted wisdom of today will be turned on its ear tomorrow. In general, smaller domestic businesses don't have much of a foreign footprint; as a result, faster growth overseas disproportionately benefits the larger, global companies, and it's in those companies that we continue to maintain a greater concentration. We do not do much in emerging markets directly, but we do continue to seek those investments domiciled in more developed markets that have exposure to up-and-coming economies (typically, those are bigger companies).

In the second half of the year, Crescent established new positions in a few companies that have more such global footprints. We initiated investments in Google, as well as the advertising agencies Interpublic and WPP. The fortunes of all three are tied directly to the level of global advertising spend, and they all saw their shares prices decline due to concerns of a recession-related slowdown. At our purchase price, we believe we were buying each at roughly 11-13x our estimated earnings for 2012 should the fears of a macroeconomic slowdown prove correct. This strikes us as a very reasonable multiple to pay for asset-light global businesses that generate strong free cash flow across the business cycle and have the capability to grow earnings greater than GDP in a normal economic environment.

Of the three, we expect Google to grow revenue the fastest, IPG to demonstrate the greatest improvement in operating margins, and WPP to fall in the middle on each measure. Regardless, at the prices we paid, the market was according little progress to any of these prospects, and that allowed us to purchase each position at a price that provided an attractive margin of safety in all but the most pessimistic of outcomes. Should the valuations of any of these names retrace over the coming year we would expect to accumulate on weakness and increase our position sizes. In fact, at the right price, we would very much like to see this collection of companies account for a demonstrably greater exposure than where the weighting currently stands.

We continue to focus our long equity book on larger, higher-quality businesses that trade at reasonable valuations and that have great balance sheets, as well as attractive dividend yields (when possible). The portfolio characteristics listed below reflect the current direction, with a weighted average P/E, Price/Book, and Debt/Capital at less than our historic average, while the fund's Market Capitalization, Return on Equity and Dividend Yield are above average.

	December 31, 2011	Crescent Fund Average
Market Capitalization (in billions of dollars)[17]	$60,979	$16,156
Price/Earnings[18]	12.6	16.5
Price/Book[19]	1.45	1.66
Debt/Capital[20]	1.7%	14.8%
Return on Equity[21]	14.2%	12.6%
Dividend[22]	2.0%	1.4%

High Yield /Distressed

High yield continues to afford us little opportunity. We hear a lot about spreads having widened out, but that isn't so interesting when the starting yield of the benchmark treasury is so darned low. For example, a 10-year corporate bond that yields 8% doesn't seem alluring in the context of a 2% 10-year treasury yield. We will consider corporate bonds that have attractive yields on an absolute basis and a debt valuation (after marking the debt to market and assigning no value to the equity) that provides a margin of safety given our estimate of the company's intrinsic value. To our mind, everything else falls into a category called Time Arbitrage. That is, we

17  Since 9/30/1996.

18  P/E for the trailing 12 months, since 3/31/1999.

19  Since 9/30/1996.

20  Since 12/31/1997.

21  Since 3/31/1999.

22  Since 9/30/1996.

would be betting that the company will have enough cash to pay us off at maturity, or that the markets will permit a refinancing. That's a judgment we choose not to make.

Shorting

We suspect that we will have less exposure to "absolute" shorts in the future, since stocks will be worth more over time, and because we expect higher rates of inflation over time — the scourge of the short seller. Inflation might allow for future reported earnings to be higher than one might otherwise expect. We therefore want to be careful that we are not nominally right, but real wrong. We have reduced our exposure to 2.4% and have become more selective as a result. Paired trades and intra-company arbitrage positions will not be affected.23

Closing

There's more information floating around today than at any time in the past. We're inundated to the point of distraction. As physicist Michio Kaku points out in his recent book, Physics of the Future, there is more computing power embedded in the chip of a song-playing birthday card than that of all the Allied Forces in World War II combined. In this digital age, we probably process more information in a week than our grandparents did in a lifetime. There is a curse to this technological blessing. There's just so much of it. We do our best to limit the extraneous, organize the clutter, and remain focused.

Although we do not personally know all of our shareholders/clients, we hopefully understand your expectations, because they should not be dissimilar from our own. We certainly hope we're aware of your needs, unlike the Balducci's market in New York City that once famously advertised ham as "Delicious for Chanukah." We hope our in-depth communiqués clearly explain our process, and that you take comfort in our long-term point of view, as well as share a willingness to be disinvested, an acceptance of periodic underperformance, and a desire to avoid permanent impairment of capital. We further hope we have succeeded in keeping away those who may have a near-term need for their capital, a desire to "beat the market" annually or not underperform by too much, and any expectation inconsistent with our own. As one shareholder observed, Crescent offers "kinder, gentler equity exposure." We don't suggest that our clients have all their capital with us, but that doesn't stop us from managing your portfolio as if you do.

Respectfully submitted,

Steven Romick
President
January 18, 2012

Photo by Nancy Kay Shapiro.

23  The types of short positions are described in the FPA Contrarian Policy Statement. http://www.fpafunds.com/pdfs/strategies/CV_Policy_Statement_Final_1.pdf.

Change of Fiscal Year End

As we discussed last year, we will continue to provide our detailed economic commentaries twice each year — at June 30 and December 31. To reduce confusion with the timing of these commentaries and performance reporting, we have also changed the Fund's fiscal year end from March 31 to December 31. In order to accomplish this you will notice that the enclosed financial statements cover the nine-month period ended December 31, 2011. Going forward, you will receive the Fund's reports semiannually at June and December.

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and is subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

HISTORICAL PERFORMANCE

(Unaudited)

Change in Value of a $10,000 Investment in FPA Crescent Fund vs. Russell 2500, Barclay's Capital Government/Credit Index and the Balanced Benchmark for the Ten Years Ended December 31, 2011

Past performance is not indicative of future performance. The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index is considered a measure of small to medium capitalization stock performance. The Barclay's Capital Government/Credit Index is a broad-based unmanaged index of all government and corporate bonds that are investment grade with at least one year to maturity. The Balanced Benchmark is a hypothetical combination of unmanaged indices comprised of 60% Russell 2500 Index and 40% Barclay's Capital Government/Credit Index, reflecting a neutral mix of approximately 60% stocks and 40% bonds. These indices do not reflect any commissions or fees which would be incurred by an investor purchasing the stocks they represent. The performance of the Fund is computed on a total return basis which includes reinvestment of all distributions.

PORTFOLIO CHARACTERISTICS AND PERFORMANCE

December 31, 2011 (Unaudited)

Portfolio Characteristics

	FPA Crescent		S&P 500		Barclays Capital Gov't/Credit
Stocks
Price/Earnings TTM	12.6	x	14.1	x
Price/Earnings 2011 est.	10.9	x	12.3	x
Price/Book	1.5	x	2.1	x
Dividend Yield	2.0%		2.2%
Average Weighted Market Cap (billion)	$61		$96.4
Median Market Cap (billion)	$22.2		$11.2
Bonds
Duration (years)	0.6				6.0
Maturity (years)	0.6				8.3
Yield-to-Worst	2.1%				2.0%
Yield-to-Worst (corporate only)	2.5%

Portfolio Analysis

10 Largest Holdings

CVS Caremark	4.2%
Aon	3.9%
Wal-Mart Stores	3.7%
Covidien	2.8%
Microsoft	2.7%
Ensco Plc	2.7%
Occidental	2.5%
Omnicare	2.4%
Anheuser-Busch*	2.0%
Vodafone Group	1.9%
Total	28.8%

* Various issues

Excludes U.S. Gov't Securities

Portfolio Composition

Asset Class
Common Stocks, Long	65.1%
Common Stocks, Short	-2.3%
Other	0.8%
Corporate Fixed Income	4.8%
Corporate Fixed Income, Short	-0.1%
Mortgage Backed	2.0%
US Govt Bonds and Agencies	10.5%
Liquidity**	25.0%
Geographic
U.S.	58.4%
Europe	18.3%
Other	4.1%

** Liquidity defined as cash and high quality, liquid, limited term securities - net of shorts and collateral

Performance Statistics

	FPA Crescent	S&P 500	60% R2500/ 40% BCGC
Statistics
Gain in Up Months - Cumulative	374.7%	476.7%	377.1%
Upside Participation		78.6%	99.3%
Loss in Down Months - Cumulative	-174.1%	-315.1%	-210.5%
Downside Participation		55.3%	82.7%
Up Month - Average	2.6%	3.4%	2.6%
Down Month - Average	-2.2%	-3.8%	-2.7%
Delta between Up/Down months	4.8%	7.2%	5.3%
Worst Month	-13.9%	-16.8%	-13.9%
Best Month	12.6%	10.9%	9.3%
Standard Deviation	10.71%	15.47%	11.34%
Sharpe Ratio (using 5% risk-free rate)	0.53	0.17	0.32
Performance
Quarter	8.7%	11.8%	9.2%
Calendar YTD	3.0%	2.1%	2.5%
1 Year - Trailing	3.0%	2.1%	2.5%
3 Years - Trailing	14.0%	14.1%	14.3%
5 Years - Trailing	4.7%	-0.3%	4.1%
10 Years - Trailing	8.5%	2.9%	6.8%
15 Years - Trailing	9.2%	5.5%	7.8%
From Inception[a]	10.7%	7.7%	8.6%

PORTFOLIO CHARACTERISTICS AND PERFORMANCE

December 31, 2011 (Unaudited)

HISTORICAL PERFORMANCE

Calendar Year-End		FPA Crescent	60% R2500/ 40% BCGC	Russell 2500	S&P 500
2011		3.0%	2.5%	-2.5%	2.1%
2010		12.0%	19.1%	26.7%	15.1%
2009		28.4%	22.5%	34.4%	26.5%
2008		-20.6%	-21.4%	-36.8%	-37.0%
2007		6.8%	3.9%	1.4%	5.5%
2006		12.4%	11.2%	16.2%	15.8%
2005		10.8%	6.0%	8.1%	4.9%
2004		10.2%	12.7%	18.3%	10.9%
2003		26.2%	28.1%	45.5%	28.7%
2002		3.7%	-6.6%	-17.8%	-22.1%
2001		36.1%	4.8%	1.2%	-11.9%
2000		3.6%	7.9%	4.3%	-9.1%
1999		-6.3%	13.3%	24.2%	21.0%
1998		2.8%	4.9%	0.4%	28.6%
1997		22.0%	18.5%	24.4%	33.4%
1996		22.9%	12.6%	19.0%	23.0%
1995		26.0%	26.7%	31.7%	37.6%
1994		4.3%	-2.0%	-1.1%	1.3%
1993	[a]	9.6%	8.2%	10.1%	4.4%

Objective, Strategy and Rankings

Objective

The Fund's investment objective is to provide a total return consistent with reasonable investment risk through a combination of income and capital appreciation. We employ a strategy of selectively investing across a company's capital structure (i.e., a combination of equity and debt securities) that we believe have the potential to increase in market value, in order to achieve rates of return with less risk than the broad U.S. equity indices.

Strategy

To invest across a company's capital structure to meet our objective. This includes investing in Common and Preferred Stocks, Convertible Bonds, High-Yield Bonds, and Bank Debt. There is an occasional use of Government Bonds.

Downside Protection

FPA Crescent's ratio of positive to negative monthly performance is, on average from inception,a 10% better than the equity indexes. FPA Crescent has, on average from inception, captured 71% of the upside monthly performance but just 51% of the downside when compared to the equity indexes.

Volatility

FPA Crescent has exhibited much less volatility as measured by its Standard Deviation from inception.a On average, the Fund's Standard Deviation is 38% lower than the equity indexes. FPA Crescent has a much lower delta in its average monthly performance, i.e., the difference between the average positive and negative month when compared to the equity indexes.

FPA Crescent has had only two years of negative performance since inception,a the worst a loss of 21%. FPA Crescent's maximum drawdown is 37% better than its benchmarks.

	Crescent	60% R2500/40% BCGC	R2500	S&P 500
Number loss years since inception[a]	2	3	4	4
Maximum Drawdown[b]	-29%	-33%	-53%	-51%

Performance

FPA Crescent has beaten the stock indexes for the inception-to-date time period.a

Conclusion

FPA Crescent has met its objective since inception, having achieved higher absolute rates of return than the indexes and a dramatically higher Sharpe Ratio.a

NOTES

a Inception date is June 2, 1993. Returns from inception are annualized. The annualized performance of the Russell 2500 and Barclays Capital Government/Credit Indexes begins 6/1/93.

b Maximum Drawdown is the largest percentage peak to trough decline in value that has occurred since inception.

Past performance is not necessarily indicative of future results. All returns assume the reinvestment of dividends and distributions. There are no assurances that the Fund will meet its stated objectives. The Fund's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Distributed by FPA Fund Distributors, Inc., a subsidiary of First Pacific Advisors, LLC.

Balanced Benchmark is a hypothetical combination of unmanaged indices comprised of 60% Russell 2500 Index and 40% Barclays Capital Government/Credit Index, reflecting the Fund's neutral mix of 60% stocks and 40% bonds.

Russell 2500 Index is an unmanaged index comprised of 2,500 stocks of U.S. companies with small market capitalizations.

Barclays Capital Government/Credit Index is an unmanaged index of investment grade bonds, including U.S. Government Treasury bonds, corporate bonds, and yankee bonds.

S&P 500 Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy. The index focuses on the large-cap segment of the market, with over 80% coverage of U.S. equities, but is also considered a proxy for the total market.

MAJOR PORTFOLIO CHANGES

For the Three Months Ended December 31, 2011
(Unaudited)

Shares or Principal Amount
NET PURCHASES
Common Stocks
Covidien plc	365,000 shs.
Thermo Fisher Scientific Inc.	707,000 shs.
Walgreen Co.	478,500 shs.
Non-Convertible Bonds & Debentures
Springleaf Financial Services — 5.75% 2016 (1)	$5,100,000
NET SALES
Common Stocks
Aon Corporation	515,000 shs.
eBay Inc.	335,000 shs.
Omnicare, Inc.	580,100 shs.
Pfizer Inc.	4,495,000 shs.
Non-Convertible Bonds & Debentures
CIT Group, Inc. — 7.00% 2014 (2)	$2,270,449
Leucadia National Corporation — 7.125% 2017	9,500,000
Penske Automotive Group — 7.75% 2016 (2)	16,390,000
Convertible Debentures
Group 1 Automotive, Inc. — 2.25% 2036 (2)	$6,000,000
Transocean Ltd. — 1.50% 2031 (2)	9,888,000

(1) Indicates new commitment to portfolio

(2) Indicates elimination from portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2011

COMMON STOCKS — LONG	Shares	Value
RETAILING — 14.7%
CVS Caremark Corporation	7,685,000	$313,394,300
eBay Inc.*	355,000	10,767,150
Kao Corporation	2,130,300	58,212,365
Lowe's Companies, Inc.	5,050,000	128,169,000
PetSmart, Inc.	2,200,000	112,838,000
Tesco plc	20,660,000	129,587,784
Walgreen Co.	2,073,500	68,549,910
Wal-Mart Stores, Inc.	4,655,000	278,182,800
		$1,099,701,309
HEALTH CARE — 9.9%
Covidien plc	4,680,000	$210,646,800
Johnson & Johnson	1,380,000	90,500,400
Omnicare, Inc.	5,220,000	179,829,000
Pfizer Inc.	630,000	13,633,200
Roche Holding AG — Genusschein	300,000	50,911,410
Thermo Fisher Scientific Inc.*	2,295,000	103,206,150
WellPoint, Inc.	1,355,000	89,768,750
		$738,495,710
ENERGY — 9.3%
Apache Corporation	785,000	$71,105,300
Canadian Natural Resources Limited	3,295,100	123,137,887
Ensco plc (ADR)†	4,231,200	198,527,904
Groupe Bruxelles Lambert S.A. (ADR)	1,039,542	69,353,876
Occidental Petroleum Corporation	1,970,000	184,589,000
Rowan Companies, Inc.	884,000	26,811,720
Transocean Ltd.*	562,000	21,575,180
		$695,100,867
FINANCIAL SERVICES — 7.5%
Aon Corporation	6,175,000	$288,990,000
CIT Group Inc.*	2,605,000	90,836,350
Citigroup Inc.	1,172,320	30,843,739
Transatlantic Holdings Inc.	1,170,000	64,034,100
The Travelers Companies, Inc.	1,500,000	88,755,000
		$563,459,189

PORTFOLIO OF INVESTMENTS

December 31, 2011

COMMON STOCKS — LONG — Continued	Shares	Value
TECHNOLOGY — 6.8%
Arris Group, Inc.*	3,447,200	$37,298,704
Cisco Systems, Inc.	7,515,000	135,871,200
Hewlett-Packard Company	2,878,400	74,147,584
Microsoft Corporation	7,770,000	201,709,200
Western Digital Corporation*	1,815,000	56,174,250
		$505,200,938
CONSUMER NON-DURABLE GOODS — 4.2%
Anheuser-Busch InBev SA/NV (ADR)	2,413,800	$147,217,662
Anheuser-Busch InBev SA/NV	90,000	5,514,246
Kraft Foods Inc. (Class A)	1,230,000	45,952,800
Unilever N.V. — NY shares	334,632	11,501,302
Unilever N.V.	3,094,147	106,480,428
WestPoint International, Inc.*,**,††	167,161	1,071,502
WestPoint International, Inc. — rights*,**,††	149,230	—
		$317,737,940
INDUSTRIAL PRODUCTS — 3.4%
AGCO Corporation*	675,000	$29,004,750
Henkel AG & Co. KGaA	920,000	44,565,260
Owens-Illinois, Inc.*	4,160,000	80,620,800
SECOM CO. LTD.	805,600	37,160,636
Thales S.A.	1,911,600	60,412,104
		$251,763,550
TELECOMMUNICATIONS — 1.9%
Vodafone Group plc (ADR)	5,010,000	$140,430,300
ADVERTISING — 1.1%
WPP plc	7,855,994	$82,503,649
REAL ESTATE — 1.0%
Countrywide Holdings, Ltd. — A*,**	3,171,611	$12,080,666
Countrywide Holdings, Ltd. — B*,**	3,171,611	—
Genting Malaysia Berhad	53,093,300	64,216,346
		$76,297,012
AUTOMOTIVE — 0.3%
Group 1 Automotive, Inc.	502,200	$26,013,960
OTHER COMMON STOCKS — 5.0%		$372,980,093
TOTAL COMMON STOCKS (Cost $4,423,484,323) — 65.1%		$4,869,684,517

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Principal Amount	Value
LIMITED PARTNERSHIP — 0.8% (Cost $58,023,806)
Endeavour Financial Restoration Fund, L.P.*,**,††	$32,000,000	$29,511,488
U.S. Farming Realty Trust, L.P.*,**,††	26,023,806	26,537,698
		$56,049,186
CURRENCY FORWARDS — 0.0%
Euro @ €1.2957 — 01/17/12*		$7,500
British Pounds @ £1.55126 — 02/21/12*		(206,400)
Yen @ ¥77.599 — 03/22/12*		(754,664)
Euro @ €1.308215 — 03/29/12*		520,600
		$(432,964)
BONDS & DEBENTURES CONVERTIBLE BONDS & DEBENTURES
HEALTH CARE — 0.1%
Omnicare Inc. — 3.75% 2025	$6,959,000	$9,733,901
FINANCIAL SERVICES — 0.1%
iStar Financial Inc. — 0.74575% 2012 (Floating)	$8,911,000	$7,975,345
ADVERTISING — 0.1%
The Interpublic Group of Companies, Inc. — 4.25% 2023	$7,584,000	$7,659,840
TOTAL CONVERTIBLE BONDS & DEBENTURES — 0.3% (Cost $19,832,734)		$25,369,086

PORTFOLIO OF INVESTMENTS

December 31, 2011

NON-CONVERTIBLE BONDS & DEBENTURES	Principal Amount	Value
CORPORATE BONDS & DEBENTURES FINANCIAL SERVICES — 3.6%
American Capital, Ltd. — 7.96% 2013	$46,724,000	$46,623,543
CIT Group Inc.
—7% 2015	12,900,711	12,820,082
—7% 2016	21,501,189	21,393,683
—7% 2017	30,101,668	29,951,160
Ford Credit Europe (Series F) — 7.125% 2012	€14,800,000	19,256,576
International Lease Finance Corporation
—4.75% 2012	$5,817,000	5,811,183
—5.3% 2012	7,675,000	7,657,347
—5.35% 2012	14,816,000	14,781,331
—5.4% 2012	1,628,000	1,624,207
—5.65% 2014	5,515,000	5,316,515
—5.875% 2013	6,976,000	6,876,104
—6.625% 2013	1,612,000	1,612,822
—6.75% 2015 (Floating)**	2,826,615	2,826,983
—7% 2016 (Floating)**	2,073,385	2,073,986
iStar Financial Inc.
—5.7% 2014	20,649,000	17,207,225
—6.05% 2015	6,912,000	5,586,278
—5.875% 2016	18,785,000	15,255,298
—5.85% 2017	4,950,000	3,895,551
Springleaf Financial Services
—4.875% 2012	8,141,000	7,760,164
—5.375% 2012	18,011,000	17,128,461
—5.75% 2016	5,100,000	3,588,921
—5.85% 2013	3,486,000	3,036,306
—5.9% 2012	357,000	339,396
—6.5% 2017	8,980,000	6,255,558
—6.9% 2017	15,366,000	11,078,271
		$269,756,951
REAL ESTATE — 2.2%
Countrywide Holdings, Ltd. — 10% 2018 Reg S**	$256,767	$375,244
Countrywide Holdings, Ltd. — 10% 2018**	8,348,952	12,201,326
MOB Participation — 9.75% 2014**,††	15,020,554	15,020,554

PORTFOLIO OF INVESTMENTS

December 31, 2011

NON-CONVERTIBLE BONDS & DEBENTURES — Continued	Principal Amount	Value
Stanwich Mortgage Loan Trust Series
2009-2 — 2.94% 2049**	$13,390,153	$5,985,399
2010-1 — 6.69% 2047**	11,112,335	5,633,954
2010-2 — 1.58% 2057**	47,343,080	23,903,521
2010-3 — 4.57% 2038**	24,189,414	12,106,802
2010-4 — 11.61% 2049**	40,022,669	18,734,611
2011-1A — 5.45% 2039**,††	75,535,676	39,839,706
2011-2A — 1.16% 2050**,††	52,123,682	27,896,803
		$161,697,920
INDUSTRIAL PRODUCTS — 0.2%
KION Group
—2.4709% 2014 Term Loan B (Floating)**	$12,616,735	$9,725,863
—2.7209% 2015 Term Loan C (Floating)**	12,616,022	9,790,916
		$19,516,779
UTILITIES — 0.2%
GenOn Energy, Inc. — 7.625% 2014	$15,230,000	$15,281,325
RETAILING — 0.1%
Sears Roebuck Acceptance Corp. — 6.7% 2012	$6,748,000	$6,764,870
MULTI-INDUSTRY — 0.1%
Leucadia National Corporation — 7.125% 2017	$5,467,000	$5,524,567
BUSINESS SERVICES — 0.1%
First Data Corporation — 2.9846% 2014 (Floating)**	$4,372,879	$4,003,896
TOTAL CORPORATE BONDS & DEBENTURES — 6.5%		$482,546,308
U.S. GOVERNMENT & AGENCIES — 26.6%
Federal Home Loan Mortgage Corporation — 5% 2018	$352,688	$353,016
Federal National Mortgage Association
—0.28% 2012 (Floating)	35,570,000	35,579,960
—7.5% 2028	43,964	50,899

PORTFOLIO OF INVESTMENTS

December 31, 2011

NON-CONVERTIBLE BONDS & DEBENTURES — Continued	Principal Amount	Value
U.S. Treasury Notes
—0.625% 2012	$50,000,000	$50,156,500
—0.625% 2012	25,000,000	25,069,335
—0.75% 2012†	115,000,000	115,332,350
—0.75% 2012	40,000,000	40,578,000
—0.875% 2012	370,000,000	370,233,100
—0.875% 2012	522,000,000	522,694,260
—1.125% 2012	160,000,000	160,056,000
—1% 2012†	365,000,000	365,839,500
—1% 2012†	270,000,000	270,845,100
—4.875% 2012	35,000,000	35,824,415
TOTAL U.S. GOVERNMENT & AGENCIES		$1,992,612,435
TOTAL NON-CONVERTIBLE BONDS & DEBENTURES —33.1% (Cost $2,387,316,484)		$2,475,158,473
TOTAL INVESTMENT SECURITIES — 99.3% (Cost $6,888,657,347)		$7,425,828,568
SHORT-TERM INVESTMENTS — 1.7%
Short-term Corporate Notes:
Chevron Funding Corporation — 0.05% 01/03/12	$30,000,000	$29,999,917
Chevron Funding Corporation — 0.03% 01/04/12	70,000,000	69,999,825
State Street Bank Repurchase Agreement — 0.01% 01/03/12 (Collateralized by $25,195,000 Principal Amount U.S. Treasury Notes — 1.5% 2016, Market Value $26,202,800)	25,684,000	25,684,000
TOTAL SHORT-TERM INVESTMENTS (Cost $125,683,742)		$125,683,742
TOTAL INVESTMENTS — 101.0% (Cost $7,014,341,089)		$7,551,512,310

PORTFOLIO OF INVESTMENTS

December 31, 2011

SECURITIES SOLD SHORT	Shares or Principal Amount	Value
COMMON STOCKS SOLD SHORT
American Greetings Corporation (Class A)	(419,800)	$(5,251,698)
Avalonbay Communities, Inc.	(100,400)	(13,112,240)
Banco Bilbao Vizcaya Argentaria, S.A. (ADR)	(200,657)	(1,719,631)
Banco Popular Espanol, S.A.	(283,772)	(1,293,745)
Douglas Emmett	(417,600)	(7,617,024)
Essex Propertry Trust, Inc.	(88,200)	(12,392,982)
Express Scripts, Inc.	(234,200)	(10,466,398)
Federal Realty Investment Trust	(107,300)	(9,737,475)
HollyFrontier Corporation	(226,116)	(5,291,114)
HCP, Inc.	(226,700)	(9,392,181)
Hospitality Properties Trust	(182,300)	(4,189,254)
Intuitive Surgical, Inc.*	(9,900)	(4,583,799)
Jarden Corporation	(102,900)	(3,074,652)
Medco Health Solutions, Inc.	(186,700)	(10,436,530)
PharMerica Corporation*	(235,800)	(3,579,444)
Pool Corporation	(143,000)	(4,304,300)
Tesoro Corporation	(325,000)	(7,592,000)
Texas Roadhouse, Inc. (Class A)	(297,000)	(4,425,300)
Ventas Inc.	(61,800)	(3,407,034)
Verizon Communications Inc.	(1,044,500)	(41,905,340)
		$(163,772,141)
OTHER COMMON STOCKS SOLD SHORT		$(7,434,540)
TOTAL COMMON STOCKS SOLD SHORT		$(171,206,681)
NON-CONVERTIBLE BONDS & DEBENTURES SOLD SHORT
Safeway Inc. —3.95% 2020	$(6,810,000)	$(6,844,390)
TOTAL SECURITIES SOLD SHORT — (2.4)% (Proceeds $146,624,293)		$(178,051,071)
Other assets less liabilities, net — 1.4%		$105,069,480
TOTAL NET ASSETS — 100.0%		$7,478,530,719

*  Non-income producing security.

**  Restricted securities. These restricted securities constituted 3.5% of total net assets at December 31, 2011.

†  Security segregated as collateral for common stocks sold short.

††  These securities have been valued by Board of Trustees in accordance with the Fund's fair value procedures. These securities constituted 1.9% of total net assets at December 31, 2011.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value:
Investment securities — at market value (identified cost $6,888,657,347)	$7,425,828,568
Short-term investments — at amortized cost (maturities 60 days or less)	125,683,742	$7,551,512,310
Cash		358
Deposits for securities sold short		77,394,523
Receivable for:
Capital stock sold	$23,619,100
Dividends and accrued interest	21,700,866	45,319,966
		$7,674,227,157
LIABILITIES
Payable for:
Securities sold short, at market value (proceeds $146,624,293)	$178,051,071
Capital stock repurchased	8,445,493
Advisory fees and financial services	6,707,689
Accrued expenses	1,454,182
Dividends on securities sold short	607,737
Deferred revenue	201,083
Other liabilities	229,183	195,696,438
NET ASSETS		$7,478,530,719
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — no par value; unlimited authorized shares; 279,225,624 outstanding shares		$6,939,464,194
Undistributed net realized gain on investments		37,205,040
Distributions in excess of net investment income		(3,882,958)
Unrealized appreciation of investments		505,744,443
NET ASSETS		$7,478,530,719
NET ASSET VALUE
Offering and redemption price per share		$26.78

See notes to financial statements.

STATEMENT OF OPERATIONS

For the Nine Month Period Ended December 31, 2011

INVESTMENT INCOME
Dividends		$67,429,297
Interest		43,006,489
		$110,435,786
EXPENSES:
Advisory fees	$50,464,578
Financial services	5,046,457
Short sale dividend and interest expense	4,783,830
Transfer agent fees and expenses	2,776,304
Registration fees	430,344
Custodian fees and expenses	294,522
Reports to shareholders	217,472
Insurance fees	119,424
Trustees' fees and expenses	87,077
Audit and tax services	33,377
Legal fees	22,591
Other expenses	8,347	64,284,323
Net investment income		$46,151,463
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments:
Net realized gain on sale of investment securities	$160,237,449
Net realized gain on expiration of foreign currency contracts	561,314
Net realized gain on sale of investment securities sold short	5,248,981
Net realized gain on investments		$166,047,744
Change in unrealized appreciation of investments:
Investment securities	$(301,119,840)
Investment securities sold short	7,601,554
Foreign currency contracts	2,463,014
Change in unrealized appreciation of investments		(291,055,272)
Net realized and unrealized loss on investments		$(125,007,528)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$(78,856,065)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Nine Month Period Ended December 31, 2011		Year Ended March 31, 2011
CHANGES IN NET ASSETS
Operations:
Net investment income	$46,151,463		$37,967,540
Net realized gain on investments	166,047,744		106,247,345
Change in unrealized appreciation of investments	(291,055,272)		415,340,527
Change in net assets resulting from operations		$(78,856,065)		$559,555,412
Distributions to shareholders from:
Net investment income	$(77,120,318)		$(49,746,263)
Net realized capital gains	(136,279,779)	(213,400,097)	(103,884,264)	(153,630,527)
Capital Stock transactions:
Proceeds from Capital Stock sold	$2,575,270,988		$2,876,927,048
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	176,792,294		127,104,312
Cost of Capital Stock repurchased*	(1,014,042,761)	1,738,020,521	(668,900,469)	2,335,130,891
Total change in net assets		$1,445,764,359		$2,741,055,776
NET ASSETS
Beginning of period		6,032,766,360		3,291,710,584
End of period		$7,478,530,719		$6,032,766,360
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		94,763,506		109,248,155
Shares issued to shareholders upon reinvestment of dividends and distributions		6,557,702		4,962,511
Shares of Capital Stock repurchased		(37,742,571)		(25,757,291)
Change in Capital Stock outstanding		63,578,637		88,453,375

*  Net of redemption fees of $812,783 and $698,167 for the periods ended December 31, 2011 and March 31, 2011, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Nine Months Ended December 31,	Year Ended March 31,
	2011	2011	2010	2009	2008	2007
Per share operating performance:
Net asset value at beginning of period	$27.98	$25.88	$19.11	$24.99	$26.98	$26.47
Income from investment operations:
Net investment income	$0.20	$0.31	$0.31	$0.35	$0.59	$0.72
Net realized and unrealized gain (loss) on investment securities	(0.58)	2.75	6.77	(5.63)	0.33	1.66
Total from investment operations	$(0.38)	$3.06	$7.08	$(5.28)	$0.92	$2.38
Less distributions:
Dividends from net investment income	$(0.31)	$(0.32)	$(0.31)	$(0.37)	$(0.75)	$(0.53)
Distributions from net realized capital gains	(0.51)	(0.64)	—	(0.23)	(2.16)	(1.34)
Total distributions	$(0.82)	$(0.96)	$(0.31)	$(0.60)	$(2.91)	$(1.87)
Redemption fees	— *	— *	— *	— *	— *	— *
Net asset value at end of period	$26.78	$27.98	$25.88	$19.11	$24.99	$26.98
Total investment return**	(1.36)%	12.22%	37.22%	(21.57)%	3.30%	9.26%
Ratios/supplemental data:
Net assets at end of year (in $000's)	$7,478,531	$6,032,766	$3,291,711	$1,263,061	$1,246,165	$1,407,249
Ratio of expenses to average net assets	1.25%†‡	1.28%‡	1.34%‡	1.50%‡	1.34%‡	1.35%‡
Ratio of net investment income to average net assets	0.89%†	0.87%	1.32%	1.65%	2.06%	2.68%
Portfolio turnover rate	32%†	20%	32%	32%	29%	29%

*  Rounds to less than $0.01 per share.

**  Return is based on net asset value per share, adjusted for reinvestment of distributions. The return for the nine months ended December 31, 2011 is not annualized.

†  Annualized

‡  For the periods ended December 31, 2011, March 31, 2011, March 31, 2010, March 31, 2009, March 31, 2008, and March 31, 2007, the expense ratio includes short sale dividend expense equal to 0.07%, 0.12%, 0.17%, 0.27%, 0.12%, and 0.10% of average net assets, respectively.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2011

NOTE 1 — Significant Accounting Policies

FPA Crescent Fund (the "Fund"), a series of the FPA Funds Trust, is registered under the Investment Company Act of 1940 as an open-end, diversified, management investment company. The Fund's investment objective is to provide a total return consistent with reasonable risk through a combination of income and capital appreciation by investing in a combination of equity securities and fixed income obligations. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Note 9.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

C.  Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

D.  Change of Fiscal Year End

The Fund has changed its fiscal year end from March 31 to December 31. As a result, the enclosed financial statements reflect net assets at December 31, 2011, and operations, changes in net assets, and financial highlights for the nine months ended December 31, 2011.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities (Long): The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations.

Common Stocks and Other Securities (Short): The prices of common stocks and other securities sold short rise between the date of the short sale and the date on which the Fund replaces the borrowed security. In addition, the Fund repays the person that lent it the security for any interest or dividends that may have accrued.

Interest Rate Risk: The values of, and the income generated by, most debt securities held by the Fund may be affected by changing interest rates and by changes in the effective maturities and credit rating of these securities. For example, the value of debt securities in the Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities.

NOTES TO FINANCIAL STATEMENTS

Continued

Credit Risk: The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. The Fund invests a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Though the Fund has not been adversely impacted, continuing shifts in the market's perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain securities held by the Fund.

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding securities sold short and short-term investments with maturities of 60 days or less at the time of purchase) aggregated $3,938,679,985 for the nine month period ended December 31, 2011. The proceeds and cost of securities sold resulting in net realized gains of $166,047,744 aggregated $2,154,781,007 and $1,988,733,263, respectively, for the nine month period ended December 31, 2011. Realized gains or losses are based on the specific identification method.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the components of distributable earnings at December 31, 2011, were as follows:

Undistributed Ordinary Income	$9,748,795
Undistributed Net Realized Gains	$28,841,673

The tax status of distributions paid during the nine months ended December 31, 2011 and fiscal year ended March 31, 2011 was as follows:

	Nine Months Ended December 31, 2011	Year Ended March 31, 2011
Dividends from Ordinary Income	$77,120,318	$80,095,729
Distributions from Long-term Capital Gains	$136,279,779	$73,534,798

The cost of investment securities (excluding securities sold short) held at December 31, 2011, for federal income tax purposes was $6,894,232,414. Gross unrealized appreciation and depreciation for all investment securities at December 31, 2011, for federal income tax purposes was $741,856,339 and $241,380,283 respectively resulting in net unrealized appreciation of $500,476,056. As of and during the nine month period ended December 31, 2011, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the nine month period, the Fund did not incur any interest or penalties. The Fund is not

NOTES TO FINANCIAL STATEMENTS

Continued

subject to examination by U.S. federal tax authorities for years ended on or before December 31, 2008 or by state tax authorities for years ended on or before December 31, 2007.

During the nine months ended December 31, 2011, in order to align book and tax reporting, the Fund reclassified $13,094 from undistributed net realized gain to undistributed net investment income for currency gains, distribution adjustments and market discount on bonds sold. In addition, the Fund reclassified $14,856 of permanent differences from capital stock to undistributed net investment income.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 1.00% of the Fund's average daily net assets. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year for the provision of financial services to the Fund. The Adviser has agreed to voluntarily reduce its fees for any annual expenses (exclusive of short sale dividends, interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1.85% of the average net assets of the Fund for the year. The Adviser is not obligated to continue this fee reduction policy indefinitely. No fees were waived during the period.

For the nine month period ended December 31, 2011, the Fund paid aggregate fees of $86,000 to all Trustees who are not interested persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors. Inc.

NOTE 6 — Securities Sold Short

The Fund maintains cash deposits and segregates marketable securities in amounts equal to the current market value of the securities sold short or the market value of the securities at the time they were sold short, whichever is greater. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. The dividends on securities sold short are reflected as short sale dividend expense.

NOTE 7 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase. For the nine month period ended December 31, 2011, the Fund collected $812,783 in redemption fees, which amounts to less than $0.01 per share.

NOTE 8 — Distributor

FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received no fees for distribution services during the year. The distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 9 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. However, most fixed income securities are generally valued at prices obtained from pricing vendors. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable

NOTES TO FINANCIAL STATEMENTS

Continued

securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Short-term corporate notes with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under guidelines adopted by authority of the Fund's Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. These assumptions consider inputs such as proprietary pricing models, cash flows, prepayments, defaults, and collateral. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of December 31, 2011:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks — Long	$4,856,532,349	—	$13,152,168	$4,869,684,517
Limited Partnerships	—	—	56,049,186	56,049,186
Convertible Bonds	—	$25,369,086	—	25,369,086
Non-Convertible Corporate Bonds	—	320,848,388	161,697,920	482,546,308
U.S. Government & Agencies*	—	1,992,612,435	—	1,992,612,435
Short-Term Investments	—	125,683,742	—	125,683,742
	$4,856,532,349	$2,464,513,651	$230,899,274	$7,551,945,274
Currency Forwards	$—	$(432,964)	$—	$(432,964)
Securities Sold Short
Common Stocks Sold Short	$(171,206,681)	—	—	$(171,206,681)
Corporate Bonds Sold Short	—	$(6,844,390)	—	(6,844,390)
	$(171,206,681)	$(6,844,390)	—	$(178,051,071)

*  During the nine months ended December 31, 2011, the Fund transferred all U.S. Government & Agency securities out of Level 1 and into Level 2 of the fair value hierarchy due to a change of pricing sources.

NOTES TO FINANCIAL STATEMENTS

Continued

The following table summarizes the Fund's Level 3 investment securities and related transactions during the nine month period ended December 31, 2011:

Investment	Beginning Value at March 31, 2011	Net Realized and Unrealized Gains (Losses)*	Purchases	(Sales)	Net Transfers In (Out)	Ending Value at December 31, 2011
Common Stocks — Long	$14,514,177	$(1,362,009)	—	—	—	$13,152,168
Limited Partnerships	42,040,963	(3,542,332)	$17,550,555	—	—	56,049,186
Non-Convertible Bonds & Debentures	111,805,459	(26,867,067)	131,954,862	$(55,195,334)	—	161,697,920
	$168,360,599	$(31,771,408)	$149,505,417	$(55,195,334)	—	$230,899,274

*  Net realized and unrealized gains (losses) are included in the related amounts in the statement of operations.

Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period.

Note 10 — Commitments

At December 31, 2011, the Fund was liable for unfunded commitments of $8,976,194 for the U.S. Farming Realty Trust, and $13,479,446 for the MOB Participation.

Note 11 — New Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-03 "Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements." The ASU 2011-03 is intended to improve financial reporting of repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem the financial assets before their maturity. In May 2011, the FASB issued ASU No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS". ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. These new pronouncements are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the impact this ASU may have on the Fund's financial statements.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS OF FPA CRESCENT FUND AND
BOARD OF TRUSTEES OF FPA FUNDS TRUST

We have audited the accompanying statement of assets and liabilities of FPA Crescent Fund (the "Fund"), including the portfolio of investments, as of December 31, 2011, the related statement of operations for the nine month period then ended, the statements of changes in net assets for each of the two periods in the period then ended, and the financial highlights for each of the five periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers, where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Crescent Fund as of December 31, 2011, the results of its operations for the nine month period then ended, the changes in its net assets for each of the two periods in the period then ended, and the financial highlights for each of the five periods in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California
February 15, 2012

SHAREHOLDER EXPENSE EXAMPLE

December 31, 2011 (unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though FPA Crescent Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value September 30, 2011	$1,000.00	$1,000.00
Ending Account Value December 31, 2011	$1,087.20	$1,021.81
Expenses Paid During Period*	$3.29	$3.19

*  Expenses are equal to the Fund's annualized expense ratio of 1.25%, multiplied by the average account value over the period and prorated for the three-months ended December 31, 2011 (92/365 days).

TRUSTEE AND OFFICER INFORMATION

Name, Age & Address	Position(s) With Trust/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Willard H. Altman, Jr. – (76)*	Trustee & Chairman† Years Served: 9	Retired. Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	7

Thomas P. Merrick – (74)*	Trustee† Years Served: 2	Private Consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee Member and Vice President of Fluor Corporation, responsible for strategic planning, from 1993 to 1998.	7

Alfred E. Osborne, Jr. – (67)*	Trustee† Years Served: 9	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	4	Independent Directors Council, Wedbush, Inc., Heckmann Corporation and Kaiser Aluminum, Inc.

Patrick B. Purcell – (68)*	Trustee† Years Served: 5	Retired. Formerly Consultant from March 1998 to August 2000, and Executive Vice President, Chief Financial and Administrative Officer from 1989 to March 1998, of Paramount Pictures.	5	The Ocean Conservancy and The Motion Picture and Television Fund

Allan M. Rudnick – (71)*	Trustee† Years Served: 1	Private Investor. Formerly, Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007	4	California Council on Economic Education

Steven Romick – (49)	Trustee,† President & Chief Investment Officer Years Served: 18	Partner of the Adviser since 2006. Formerly, Senior Vice President of First Pacific Advisors, Inc. from 1996 to 2006.	2	Arden Group, Inc.

Eric S. Ende – (67)	Vice President Years Served: 9	Partner of the Adviser since 2006. Formerly, Senior Vice President of First Pacific Advisors, Inc. from 1984 to 2006.	3

J. Richard Atwood – (51)	Treasurer Years Served: 9	Chief Operating Officer of the Adviser. President and Chief Executive Officer of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Christopher H. Thomas – (54)	Chief Compliance Officer Years Served: 9	Vice President and Chief Compliance Officer of the Adviser and Vice President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Sherry Sasaki – (57)	Secretary Years Served: 9	Assistant Vice President and Secretary of the Adviser and Secretary of FPA Fund Distributors, Inc.

E. Lake Setzler – (44)	Assistant Treasurer Years Served: 5	Vice President and Controller of the Adviser since 2005.

†  Trustees serve until their resignation, removal or retirement.

*  Audit Committee member

Additional information on the Trustees is available in the Statement of Additional Information. Each of the above listed individuals can be contacted at 11400 W. Olympic Blvd., Suite 1200, Los Angeles, CA 90064.

FPA CRESCENT FUND, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

TRANSFER & SHAREHOLDER SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
803 W. Michigan St. Ste A
Milwaukee, WI, 53233-2301

(800) 638-3060

CUSTODIAN

State Street Bank and Trust Company
Boston, Massachusetts

TICKER SYMBOL: FPACX
CUSIP: 30254T759

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

COUNSEL

K&L Gates LLP
San Francisco, California

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA Crescent Fund, and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2011 is available without charge, upon request, by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the second and fourth quarter on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of the quarter.

Item 2.                    Code of Ethics.

(a)           The registrant has adopted a code of ethics that applies to the registrant’s principal executive and financial officers.

(b)           Not Applicable

(c)           During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

(d)           During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

(e)           Not Applicable

(f)            A copy of the registrant’s code of ethics is filed as an exhibit to this Form N-CSR. Upon request, any person may obtain a copy of this code of ethics, without charge, by calling (800) 982-4372.

Item 3.                    Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Willard H. Altman, Jr. and Patrick B. Purcell, each of whom is a member of the registrant’s audit committee and board of trustees, is an “audit committee financial expert” and is “independent,” as those terms are defined in this Item.  This designation will not increase the designees’ duties, obligations or liability as compared to each of their duties, obligations or liability as a member of the audit committee and of the board of trustees. This designation does not affect the duties, obligations or liability of any other member of the audit committee or the board of trustees.

Item 4.                    Principal Accountant Fees and Services.

	2010	2011
(a) Audit Fees	$42,600	$47,200
(b) Audit Related Fees	-0-	-0-
(c) Tax Fees	$7,150	$7,850
(d) All Other Fees	-0-	-0-

(e)(1)      Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.  The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors’ independence.  The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant’s independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant’s financial statements (such as an examination conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants), will be deem pre-approved if:  (i) the registrant’s independent auditors inform the audit committee of the engagement, (ii) the registrant’s independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor’s independence with respect to the registrant, and (iii) the audit committee receives a copy of the independent auditor’s report prepared in connection with such services.  The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting.

(e)(2)      Disclose the percentage of services described in each of paragraphs (b) – (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  100% of the services provided to the registrant described in paragraphs (b) – (d) of this Item were pre-approved by the audit committee pursuant to paragraph (e)(1) of this Item.  There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) – (d) of this Item that were required to be pre-approved by the audit committee.

(f)            If greater than 50%, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.  All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)           Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.  None.

(h)           Disclose whether the registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  Not Applicable.

Item 5.                    Audit Committee of Listed Registrants.  Not Applicable.

Item 6.                    Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.                    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.                    Portfolio Managers of Closed-End Management Investment Companies.  Not Applicable.

Item 9.                    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.                  Submission of Matters to a Vote of Security Holders.  There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.                  Controls and Procedures.

(a)           The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)           There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the  second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.                  Exhibits.

(a)(1)      Code of ethics as applies to the registrant’s principal executive and financial officers, as required to be disclosed under Item 2 of Form  N-CSR.  Attached hereto as Ex.99.CODE.ETH.

(a)(2)      Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940.  Attached hereto.

(a)(3)       Not Applicable

(b)           Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940.  Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange  Act of  1934  and  the  Investment  Company  Act  of  1940,  the registrant has duly caused this report to be signed  on  its behalf by the undersigned, thereunto duly authorized.

FPA FUNDS TRUST’S FPA CRESCENT FUND

By:	/s/ STEVEN T. ROMICK
Steven T. Romick, President
(Principal Executive Officer)

Date:  February 17, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FPA FUNDS TRUST’S FPA CRESCENT FUND

By:	/s/ STEVEN T. ROMICK
Steven T. Romick, President
(Principal Executive Officer)

Date:  February 17, 2012

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date:  February 17, 2012